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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 16, 2004
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                            SCS TRANSPORTATION, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                      0-49983                 48-1229851
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

 4435 Main Street, Suite 930, Kansas City, Missouri                 64111
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    (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (816) 960-3664
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                                   No Changes.
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         (Former name or former address, if changed since last report.)
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ITEM 7. EXHIBITS.

99.1 Transcript conference call of SCS Transportation, Inc. on July 16, 2004

ITEM 9. REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 is the transcript of the conference call to discuss the second quarter earnings of SCS Transportation, Inc (the Company).

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions.

This current report and exhibit contain these types of statements, which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words or expressions are intended to identify forward-looking statements. We use such forward-looking statements regarding our future financial condition and results of operations and our business operations in this release. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to, general economic conditions; labor relations; cost and availability of qualified drivers; governmental regulations, including but not limited to Hours of Service, engine emissions and Homeland Security; cost and availability of fuel; inclement weather; integration risks; competitive initiatives and pricing pressures; self-insurance claims and other expense volatility; and other financial, operational and legal risks and uncertainties detailed from time to time in the Company's SEC filings.

The information in this Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SCS TRANSPORTATION, INC.
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                                                    (Registrant)

Date: July 20, 2004                     By: /s/ James J. Bellinghausen
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                                            James J. Bellinghausen
                                            Vice President of Finance and
                                            Chief Financial Officer